SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  January 27, 2000
                        (Date of earliest event reported)


                               BONE CARE INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


         WISCONSIN                   0-27854                 39-1527471
(State or other jurisdiction of    (Commission             (IRS Employer
 Incorporation or organization)    File Number)        Identification Number)



                                One Science Court
                             Madison, Wisconsin 53711
                    (Address of principal executive offices)
                                   (ZIP Code)

                                  608-236-2500
              (Registrant's telephone number, including area code)



Item 4.        Changes in Registrant's Certifying Accountant.
               ----------------------------------------------

          (a) Previous Independent Accountant

(i) On January 27, 2000 Bone Care International, Inc. (the "Registrant") dismissed KPMG LLP ("KPMG") as its independent accountant.
    The decision to dismiss KPMG was approved by the Board of Directors of the Registrant and was not separately voted on by the Audit Committee of the Board of Directors.

(ii) KPMG reports on the Registrant's financial statements for the years ended June 30, 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or
    modified as    to audit scope or accounting principle; provided,
    however, that KPMG's report on the Registrant's financial statements for the year ended June 30, 1999 contained an explanatory paragraph relating to the Registrant's ability to continue as a going concern.

(iii) In connection with the audits of the financial statements of the Registrant for the years ended June 30, 1999 and 1998, the Registrant had no disagreements with KPMG on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to such disagreements in their report on the Registrant's financial statements for such years.
    During the period from July 1, 1999 through January 27, 2000, the Registrant had discussions with KPMG related to the appropriate reserve for sales of Hectorol, Registrant's first commercially available product. At the time of dismissal of KPMG, the Registrant had not resolved with KPMG the appropriate reserve amount for the Registrant's financial statements. Registrant has authorized KPMG to respond fully to the inquiries of the independent accountant Registrant engages to succeed KPMG concerning the appropriate reserve amount.

(iv) During the years ended June 30, 1999 and 1998 and the period from July 1, 1999 through January 27,2000, there have been no reportable events (as defined in Regulation S-K item 304(a)(i)(v)).

(v) The Registrant has requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements contained in this Item 4(a). A copy of such letter shall be filed as an amendment to this Form 8-K within two business days of its receipt by Registrant.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BONE CARE INTERNATIONAL, INC.
                                               -----------------
                                               (Registrant)
Date:   February 1, 2000
                                               /s/ Richard B. Mazess
                                                   -----------------
                                               Richard B. Mazess
                                               Chairman and Director